                                                                      EXHIBIT 16




                              EMERGING GROWTH FUND
                        CALCULATION OF DISTRIBUTION RATE
                          PERIOD ENDED AUGUST 31, 1997

                             ***NOT APPLICABLE***


Class A Shares


                                     $.600
                                     ------
                                     $43.33   = 8.72%



Class B Shares


                                     $ .552
                                     ------
                                     $38.79   = 8.41%



Class C Shares


                                     $.552
                                     ------
                                     $39.35   = 8.45%

                     EMERGING GROWTH FUND - CLASS A SHARES

         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED AUGUST 31, 1997




          Formula                                         P(1+T)n    =  ERV

          Including Payment of the Sales Charge
          Net Asset Value                              $   40.84
          Initial Investment                           $1,000.00     =  P
          Ending Redeemable Value                      $1,172.68     =  ERV
          One year period ended 08/31/97                       1     =  n

          TOTAL RETURN FOR THE PERIOD                      17.27%    =  T


          Excluding Payment of the Sales Charge
          Net Asset Value                              $   40.84
          Initial Investment                           $1,000.00     =  P
          Ending Redeemable Value                      $1,244.35     =  ERV
          One year period ended 08/31/97                       1     =  n

          TOTAL RETURN FOR THE PERIOD                      24.44%    =  T



           TOTAL RETURN CALCULATION FIVE YEARS ENDED AUGUST 31, 1997


          Formula                                         P(1+T)n    =  ERV
          Including Payment of the Sales Charge
          Net Asset Value                              $   40.84
          Initial Investment                           $1,000.00     =  P
          Ending Redeemable Value                      $2,715.08     =  ERV
          Five years ended 08/31/97                            5     =  n

          TOTAL RETURN FOR THE PERIOD                      22.11%    =  T


          Excluding Payment of the Sales Charge
          Net Asset Value                              $   40.84
          Initial Investment                           $1,000.00     =  P
          Ending Redeemable Value                      $2,880.65     =  ERV
          Five years ended 08/31/97                            5     =  n

          TOTAL RETURN FOR THE PERIOD                      23.57%    =  T

                     EMERGING GROWTH FUND - CLASS A SHARES

            TOTAL RETURN CALCULATION TEN YEARS ENDED AUGUST 31, 1997



          Formula                                         P(1+T)n    =  ERV
          Including Payment of the Sales Charge
          Net Asset Value                              $   40.84
          Initial Investment                           $1,000.00     =  P
          Ending Redeemable Value                      $4,110.06     =  ERV
          Ten years ended 08/31/97                            10     =  n

          TOTAL RETURN FOR THE PERIOD                      15.18%    =  T


          Excluding Payment of the Sales Charge
          Net Asset Value                              $   40.84
          Initial Investment                           $1,000.00     =  P
          Ending Redeemable Value                      $4,361.59     =  ERV
          Ten years ended 08/31/97                            10     =  n

          TOTAL RETURN FOR THE PERIOD                      15.87%    =  T


           TOTAL RETURN CALCULATION INCEPTION THROUGH AUGSUT 31, 1997



          Formula                                          P(1+T)n    = ERV

          Including Payment of the Sales Charge
          Net Asset Value                              $    40.84
          Initial Investment                           $ 1,000.00     = P
          Ending Redeemable Value                      $75,239.49     = ERV
          Inception through 08/31/97                        26.92     = n

          TOTAL RETURN FOR THE PERIOD                       17.41%    = T


          Excluding Payment of the Sales Charge
          Net Asset Value                              $    40.84
          Initial Investment                           $ 1,000.00     = P
          Ending Redeemable Value                      $79,832.24     = ERV
          Inception through 08/31/97                        26.92     = n

          TOTAL RETURN FOR THE PERIOD                       17.67%    = T

                     EMERGING GROWTH FUND - CLASS A SHARES


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH AUGUST  31, 1997



     Formula                      ERV - P
                                  --------
                                     P            =     T

     Including Payment of the Sales Charge
     Net Asset Value                                  $    40.84
     Initial Investment                               $ 1,000.00     =  P
     Ending Redeemable Value                          $75,239.49     =  ERV

     TOTAL RETURN FOR THE PERIOD                        7,423.95%    =  T


     Excluding Payment of the Sales Charge
     Net Asset Value                                  $    40.84
     Initial Investment                               $ 1,000.00     =  P
     Ending Redeemable Value                          $79,832.24     =  ERV

     TOTAL RETURN FOR THE PERIOD                        7,883.22%    =  T

                     EMERGING GROWTH FUND - CLASS B SHARES

         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED AUGUST 31, 1997


              Formula                                     P(1+T)n    =  ERV

              Including Payment of the CDSC
              Net Asset Value                          $   38.79
              Initial Investment                       $1,000.00     =  P
              Ending Redeemable Value                  $1,185.07     =  ERV
              One year period ended 08/31/97                   1     =  n

              TOTAL RETURN FOR THE PERIOD                  18.51%    =  T


              Excluding Payment of the CDSC
              Net Asset Value                          $   38.79
              Initial Investment                       $1,000.00     =  P
              Ending Redeemable Value                  $1,235.07     =  ERV
              One year period ended 08/31/97                   1     =  n

              TOTAL RETURN FOR THE PERIOD                  23.51%    =  T


           TOTAL RETURN CALCULATION FIVE YEARS ENDED AUGUST 31, 1997


          Formula                                         P(1+T)n    =  ERV
          Including Payment of the Sales Charge
          Net Asset Value                              $   38.79
          Initial Investment                           $1,000.00     =  P
          Ending Redeemable Value                      $2,751.11     =  ERV
          Five years ended 08/31/97                            5     =  n

          TOTAL RETURN FOR THE PERIOD                      22.43%    =  T


          Excluding Payment of the Sales Charge
          Net Asset Value                              $   38.79
          Initial Investment                           $1,000.00     =  P
          Ending Redeemable Value                      $2,766.11     =  ERV
          Five years ended 08/31/97                            5     =  n

          TOTAL RETURN FOR THE PERIOD                      22.57%    =  T

                     EMERGING GROWTH FUND - CLASS B SHARES


           TOTAL RETURN CALCULATION INCEPTION THROUGH AUGUST 31, 1997


              Formula                                     P(1+T)n    =  ERV

              Including Payment of the CDSC
              Net Asset Value                          $   38.79
              Initial Investment                       $1,000.00     =  P
              Ending Redeemable Value                  $2,669.02     =  ERV
              Inception through 08/31/97                    5.37     =  n

              TOTAL RETURN FOR THE PERIOD                  20.06%    =  T


              Excluding Payment of the CDSC
              Net Asset Value                          $   38.79
              Initial Investment                       $1,000.00     =  P
              Ending Redeemable Value                  $2,669.02     =  ERV
              Inception through 08/31/97                    5.37     =  n

              TOTAL RETURN FOR THE PERIOD                  20.06%    =  T


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH AUGUST  31, 1997


         Formula                        ERV - P
                                    -------------
                                           P       =     T

         Including Payment of the CDSC
         Net Asset Value                            $   38.79
         Initial Investment                         $1,000.00     =  P
         Ending Redeemable Value                    $2,669.02     =  ERV

         TOTAL RETURN FOR THE PERIOD                   166.90%    =  T


         Excluding Payment of the CDSC
         Net Asset Value                            $   38.79
         Initial Investment                         $1,000.00     =  P
         Ending Redeemable Value                    $2,669.02     =  ERV

         TOTAL RETURN FOR THE PERIOD                   166.90%

                     EMERGING GROWTH FUND - CLASS C SHARES

         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED AUGUST 31, 1997


              Formula                                     P(1+T)n    =  ERV

              Including Payment of the CDSC
              Net Asset Value                          $   39.35
              Initial Investment                       $1,000.00     =  P
              Ending Redeemable Value                  $1,225.59     =  ERV
              One year period ended 08/31/97                   1     =  n

              TOTAL RETURN FOR THE PERIOD                  22.56%    =  T


              Excluding Payment of the CDSC
              Net Asset Value                          $   39.35
              Initial Investment                       $1,000.00     =  P
              Ending Redeemable Value                  $1,235.59     =  ERV
              One year period ended 08/31/97                   1     =  n

              TOTAL RETURN FOR THE PERIOD                  23.56%    =  T


           TOTAL RETURN CALCULATION INCEPTION THROUGH AUGUST 31, 1997


              Formula                                     P(1+T)n    =  ERV

              Including Payment of the CDSC
              Net Asset Value                          $   39.35
              Initial Investment                       $1,000.00     =    P
              Ending Redeemable Value                  $2,005.91     =  ERV
              Inception through 08/31/97                    4.16     =    n

              TOTAL RETURN FOR THE PERIOD                  18.21%    =    T

              Excluding Payment of the CDSC
              Net Asset Value                          $   39.35
              Initial Investment                       $1,000.00     =    P
              Ending Redeemable Value                  $2,005.91     =  ERV
              Inception through 08/31/97                    4.16     =    n

              TOTAL RETURN FOR THE PERIOD                  18.21%    =    T

                     EMERGING GROWTH FUND - CLASS C SHARES


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH AUGUST 31, 1997


Formula                                 ERV - P
                                       --------
                                          P                   =     T

         Including Payment of the CDSC
         Net Asset Value                               $   39.35
         Initial Investment                            $1,000.00     =  P
         Ending Redeemable Value                       $2,005.91     =  ERV

         TOTAL RETURN FOR THE PERIOD                      100.59%    =  T

         Excluding Payment of the CDSC
         Net Asset Value                               $   39.35
         Initial Investment                            $1,000.00     =  P
         Ending Redeemable Value                       $2,005.91     =  ERV

         TOTAL RETURN FOR THE PERIOD                      100.59%    =  T